UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

November 7, 2008 (Date of earliest event reported)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(206) 282-7100

(Address including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On November 7, 2008, Cell Therapeutics, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2008 and certain other information. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1	Press Release dated November 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: November 6, 2008	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 7, 2008